EXHIBIT 32.2




        Certification of Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
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In connection with the quarterly report on Form 10-QSB of Pacific
Northwest Productions Inc. (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Davinder Bains, Chief Financial Officer and Principal Accounting Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                             PACIFIC NORTHWEST PRODUCTIONS INC.,
                             Registrant

Date:  June 27, 2005        /s/ Davinder Bains
                              ----------------------------------
                              By: Davinder Bains, Chief Financial
                                  Officer and Principal Accounting
                                  Officer